UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2005

Integrated Brand Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50331

(Commission File Number)

98-0371433

(IRS Employer Identification No.)

705-1080 Howe Street, Vancouver, BC V6Z 2T1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 682-4029

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

On May 26, 2005 Mr. Johnny Michel resigned as President, Treasurer and a director of the Company in order to pursue other opportunities. There were no disagreements between Mr. Michel and the Company. In his place the Company’s remaining director and Secretary, Steve Bajic, was appointed as the President and Treasurer.

D/JLM/684338.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BRAND SOLUTIONS INC.

/s/ Steve Bajic

Steve Bajic, President, Secretary, Treasurer and Director

Date: May 26, 2005

D/JLM/684338.1